EXHIBIT 10.6


                          CERTIFICATE OF DESIGNATION OF
                 CLASS B PREFERRED CONVERTIBLE NON VOTING STOCK

                                       OF

                             SAFE LANE SYSTEMS, INC.
                             A COLORADO CORPORATION


It is hereby certified that:

         1. The name of the Company (hereinafter called the "Company") is SAFE LANE SYSTEMS, INC., a Colorado corporation.

         2. The Certificate of Incorporation of the Company authorizes the issuance of up to Fifty Million (50,000,000) shares of Preferred Stock, $0.0001 par value per share (herein, "Preferred Stock" or "Preferred Shares"), and expressly vests in the Board of Directors of the Company the authority provided therein to issue any or all of the Preferred Shares in one (1) or more series or classes and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

         3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Class B issue of Preferred Stock:

         RESOLVED, Thirty Million (30,000,000) of the Fifty Million (50,000,000) authorized shares of Preferred Stock of the Company shall be designated Class B Preferred Convertible Non Voting Stock, $0.0001 par value per share, and shall possess the rights and preferences set forth below:

         SECTION 1. DESIGNATION AND AMOUNT. The shares of the series of Preferred Stock hereby and herein created shall have $0.0001 par value per share and shall be designated as Class B Preferred Convertible Non Voting Stock (the "Class B Preferred Stock") and the number of shares constituting the Class B Preferred Stock shall be Thirty Million (30,000,000). The Class B Preferred Convertible Non Voting Stock shall have a deemed purchase price and value of $.01 (U.S.) per share.

         SECTION 2. RANK. The Class B Preferred Convertible Non Voting Stock shall rank: (i) senior to any other class or series of outstanding Preferred Shares or series of capital stock of the Company, except Class B Preferred; (ii) prior to all of the Company's Common Stock, ("Common Stock"); and (iii) prior to any other class or series of capital stock of the Company hereafter created "Junior Securities"); and in each case as to distributions of assets upon liquidation,  dissolution  or winding up of the  Company,  whether  voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

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         SECTION 3.  DIVIDENDS.  The Class B  Preferred  Convertible  Non Voting
Stock shall bear no dividends, except that in the event dividends are declared for common stock, the same rate of dividend per share shall be due and payable to the Class B Preferred shareholders on the same terms.

         SECTION 4. LIQUIDATION / MERGER PREFERENCE.

         Upon any liquidation, merger, dissolution or winding up of the Company, either voluntary or involuntary, the holder of shares of Class B Preferred Stock shall be entitled to receive distribution of any assets as if converted to common stock of company on a basis of one share of common for each share of Class B Preferred Convertible Non Voting Stock

         SECTION 5. CONVERSION OF PREFERRED SHARES TO COMMON. The record Holder ("Trustee/Holder") of the Class B Preferred Convertible Non Voting Stock shall be subject to conversion as follows:

AUTOMATIC MANDATORY CONVERSION OF PREFERRED STOCK. Upon the effectiveness of a Registration Statement on Form S-1 under the Securities Act of 1933 for the distribution of the common conversion shares by Trustee/Holder under a Trust dated April 30, 2014 for the benefit of certain Superior Traffic Controls, Inc. shareholders who are beneficiaries thereof, all shares of Class B Preferred Convertible Non Voting Stock shall be automatically and mandatorily converted into Common Stock (in multiples of Ten (1) shares of Class B Preferred Convertible Non Voting Stock).: Subject to effectiveness of Registration for the common shares underlying the conversion rights of Class B Preferred Convertible Non Voting Stock of Safe Lane Systems, Inc under the Securities Act of 1933 for resale and distribution under the Trust to the beneficiaries of the Trust the Class B Preferred Stock shall be converted into shares of Common Stock of the Company, solely for purpose of distributions in liquidation of the Trust on the basis using the conversion ratio: One share of Class B Preferred Convertible Non Voting Stock shall be converted into one share of common stock of company effective upon the day of the Registration Effective Order, subject to Section 7, hereof.

         SECTION 6. REGISTRATION RIGHTS AND CONDITIONS.

         (a) Demand Registration Rights. During the two (2) year period commencing the Date of Issuance, upon the written request of the Trustee/Holder of the Class B Preferred Convertible Non Voting Stock the Company agrees to prepare and file with the Commission, no more than once, a registration statement under the Securities of 1933 Act, registering for resale and distribution underlying the conversion right of common stock of the Class B Preferred Convertible Non Voting Stock. The Company agrees to use its best efforts to cause the Registration to become effective.

         (b) If at any time the Company proposes to register the sale of shares of Common Stock (whether for itself or any of its security holders) under the Securities Act and the registration form to be used may be used for the registration of common shares underlying the Class B Preferred Convertible Non Voting Stock (a "Piggyback Registration"), the Company shall give prompt written notice to the Holder of its intention to effect such a registration and,

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subject to Section 7(c) below,  shall include in such registration all shares of
Common Stock  underlying  the Class B Preferred  Stock with respect to which the
Company  has  received   Holder's   written   request  for   inclusion  in  such
registration, provided that such request must be received by Company within 20 days after the date of the Company's notice to Holder. The Registration Expenses in all Piggyback Registrations shall be paid by the Company.

         (c) If a Piggyback Registration is an underwritten registration on behalf of the Company or a successor, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall exclude from such registrations the excess amount of shares of Common Stock, and shall include in such registration (i) first, the securities the Company proposes to sell; (ii) second, shares of Common Stock requested to be included in such registration by the holders of all securities of the Company having registration rights, prorata among the owners of such securities on the basis of the number of shares of Common Stock or equivalent shares of Common Stock owned by each such owner, and (iii) third, other securities requested to be included in such registration, in the Company's discretion.

         (d) Whenever the Holder has requested that shares of Common Stock underlying this Warrant be registered pursuant to this Section 6, the Company shall use its best efforts to effect the registration of such shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (i) notify the Holder of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (ii) furnish the Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the shares of Common Stock underlying this Class BPreferred Convertible Non Voting Stock;

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                  (iii)    use its best  efforts to comply  with all  applicable
                           rules and regulations of the Securities and Exchange Commission, and in the event of the issuance of any
                           stop  order   suspending  the   effectiveness   of  a
                           registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

         (e) In connection with any registration statement in which Holder is participating, Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Holder.

         (f) Holder may not participate in any registration under this Section 6 which is underwritten unless Holder (i) agrees to distribute the converting shares of Common Stock on the basis provided in the Liquidation Plan and Trust of Preferred Stock arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, distribution agreements to the Company and other documents required under the terms of such underwriting arrangements.

         SECTION 7. ADMINISTRATION.

                  (i) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Class B Preferred Convertible Non Voting Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen Class B Preferred Stock Certificates if Holder contemporaneously is converting such Class B Preferred Convertible Non Voting Stock into Common Stock, pursuant to a Registration Statement


         SECTION 8. VOTING RIGHTS.

         (a) The record Holder of the Class B Preferred Convertible Non Voting Stock shall have no right to vote on any matter with holders of Common Stock and may not vote on any action, except an action which might change the rights and privileges of Class B Preferred Convertible Non Voting stock.

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         (b) The Holder of the Class B Preferred  Convertible  Non Voting Shares
shall not be entitled to the notice of any Regular or Special Meeting of the Common Shareholders which may or shall be given to the holders of common shares entitled to vote at such meetings. No corporate actions requiring majority
shareholder   approval  or  consent  may  be  submitted  to  a  vote  of  common shareholders which in any way precludes the Class B Preferred Convertible Non Voting Stock from receiving its conversion rights.

         SECTION 9. STATUS OF CONVERTED STOCK. Upon the effectiveness of the Registration Statement and the conversion to common shares of Class B Preferred Convertible Non Voting Stock pursuant hereto and to the Trust dated April 30, 2014, the Class B Preferred Convertible Non Voting shares so converted shall be deemed converted and cancelled.

         (a) DELIVERY OF COMMON STOCK UPON CONVERSION. The Transfer Agent or the Company (as applicable) shall, no later than the close of business on the tenth
(10th) business day (the "Deadline") after receipt by the Company or the Transfer Agent of a facsimile copy of the Effective Order issued by the Securities and Exchange Commission deem such Order an Automatic and Mandatory Conversion and upon receipt by Company or the Transfer Agent from the Trustee of all necessary instructions duly executed and in proper form or required for distribution under the Trust to Trust beneficiaries, deliver to common couriers for either overnight or (if delivery is outside the United States) two (2) day delivery to the beneficiaries of the Trust at the address of the Beneficiaries, as shown on the Trustees instruction, certificates for the number of shares of Common Stock to which the Beneficiaries shall be entitled under the Trust. In lieu of delivering physical certificates representing Common Stock to be received by a Holder upon conversion of Class B Preferred Convertible Non Voting Stock, the Company may, if the said Common Stock is not restricted from transfer and does not contain a restrictive legend, utilize the Depository Trust Company ("DTC") Fast Automated Securities Transfer program and/or the DWAC system to electronically credit the account of the beneficiary's prime broker with DTC for the number of shares of Common Stock to be received upon such conversion.

         The Trust Beneficiaries shall also be entitled to the equitable remedy of specific performance to enforce the delivery requirements upon conversion of Class B Preferred Convertible Non Voting Stock.

         (b) NO FRACTIONAL SHARES. If any conversion of the Class B Preferred Convertible Non Voting Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded to the nearest whole share.

         (c) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available or make provision to increase, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Class B Preferred Convertible Non Voting Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Class B

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Preferred Convertible Non Voting Stock into Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class B Preferred Convertible Non Voting Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         (d) ADJUSTMENT TO CONVERSION RATE.

                  (i) The conversion price will be subject to adjustments for stock dividends, splits, combinations and similar events and to a Performance Adjustment as specified below.

                  (ii) ADJUSTMENT DUE TO MERGER, CONSOLIDATION, ETC. If, prior to the conversion of all Class B Preferred Convertible Non Voting Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the Company's assets, then the Holders of Class B Preferred Convertible Non Voting Stock shall thereafter have the right to receive upon conversion of Class B Preferred Convertible Non Voting Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets ("New Assets") which the Holder would have been entitled to receive in such transaction had the Class B Preferred Convertible Non Voting Stock been convertible into New Assets from the date hereof, at the market price of such New Assets on the date of conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Class B Preferred Convertible Non Voting Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the conversion price and of the number of shares of Common Stock issuable or New Assets deliverable upon conversion of the Class B Preferred Convertible Non Voting Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable.

Signed on April 30, 2014

                                      SAFE LANE SYSTEMS, INC.


                                      By: /s/ Paul Dickman
                                      --------------------------------
                                      Chief Executive Officer




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